UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 6, 2023
Net Lease Office Properties
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-41812	92-0887849
(State of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor			10001
New York,	New York
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	NLOP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Net Lease Office Properties (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2023 (the “Original Filing”). The Original Filing included a final information statement, dated October 6, 2023 (the “Information Statement”), attached as Exhibit 99.1 which contained a typographical error in the cover page and on page 23 with respect to the “regular-way” market of W. P. Carey Inc. (“WPC”) common stock. The sole purpose of this Amendment is to file the corrected Information Statement. No other changes have been made to the Original Filing.

Item 8.01  Other Events.

The Company previously filed with the SEC a registration statement on Form 10, initially filed on September 21, 2023 (as amended, the “Registration Statement”), relating to the distribution of outstanding common shares of beneficial interest of the Company (the “Distribution”) by WPC. The Distribution is expected to occur on November 1, 2023, subject to the satisfaction or waiver of the conditions of the Distribution. Prior to the Distribution, WPC will contribute certain office assets to NLOP (the “Separation”). Following the Separation and the Distribution, the Company will be an independent, publicly traded real estate investment trust.
On October 6, 2023, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Separation and the Distribution and provides important information regarding, among other things, the Company’s business and management following the Separation and Distribution. The Information Statement is attached hereto as Exhibit 99.1. WPC expects to commence mailing of the Information Statement to WPC stockholders on October 11, 2023.
As further described in the Information Statement, subject to the satisfaction or waiver of the conditions of the Distribution, the Distribution is expected to occur on November 1, 2023, by way of a pro rata special dividend to WPC stockholders of record as of October 19, 2023, the record date for the Distribution. Holders of shares of WPC common stock as of the record date will be entitled to receive one common share of the Company for every 15 shares of WPC common stock held by such stockholder.
Although we expect that a limited market, commonly known as a “when-issued” trading market, will develop approximately three trading days before the distribution date, the Company’s common stock is expected to begin trading “regular way” on the New York Stock Exchange under the ticker symbol “NLOP” on November 2, 2023, the first trading day following completion of the Distribution.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Information Statement of Net Lease Office Properties dated October 6, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Net Lease Office Properties

Date:	October 10, 2023	By:	/s/ Jason E. Fox
Jason E. Fox Chief Executive Officer